Derived Information [11/30/2005]

[$775,200,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and

0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,687
Total Outstanding Loan Balance	$775,241,618*	Min	Max
Average Loan Current Balance	$165,403	$6,156	$937,384
Weighted Average Original LTV	80.1%**
Weighted Average Coupon	7.31%	4.89%	14.19%
Arm Weighted Average Coupon	7.18%
Fixed Weighted Average Coupon	8.13%
Weighted Average Margin	5.56%	2.13%	9.00%
Weighted Average FICO (Non-Zero)	621
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	86.4%
% Fixed	13.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$800,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.25 - 5.50	3	1,834,000	2.7	5.33	74.6	706
5.51 - 6.00	21	12,316,480	18.0	5.84	75.2	657
6.01 - 6.50	32	18,941,035	27.7	6.35	80.3	644
6.51 - 7.00	37	21,667,246	31.7	6.82	82.4	647
7.01 - 7.50	12	7,494,819	11.0	7.23	79.7	610
7.51 - 8.00	5	2,792,785	4.1	7.78	78.8	606
8.01 - 8.50	2	1,061,873	1.6	8.47	90.0	591
8.51 - 9.00	2	1,266,779	1.9	8.73	82.4	602
9.01 - 9.50	1	520,000	0.8	9.19	94.6	734
9.51 - 9.75	1	529,990	0.8	9.75	85.0	526
Total:	116	68,425,008	100.0	6.66	80.1	642

Statistical Collateral Summary – Balance >= 500K Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 61.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and

0.5% of the Mortgage Loans, respectively.

Total Number of Loans	116
Total Outstanding Loan Balance	$68,425,008*	Min	Max
Average Loan Current Balance	$589,871	$500,000	$937,384
Weighted Average Original LTV	80.1%
Weighted Average Coupon	6.66%	5.25%	9.75%
Arm Weighted Average Coupon	6.66%
Fixed Weighted Average Coupon	6.69%
Weighted Average Margin	5.45%	3.00%	8.28%
Weighted Average FICO (Non-Zero)	642
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	93.2%
% Fixed	06.8%
% of Loans with Mortgage Insurance	0.0%

*

 Loans with greater than or equal to $500,000 balance will compromise approximately [$70,600,000] of the total [$800,000,100] in collateral.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.25 - 5.50	3	1,834,000	2.7	5.33	74.6	706
5.51 - 6.00	21	12,316,480	18.0	5.84	75.2	657
6.01 - 6.50	32	18,941,035	27.7	6.35	80.3	644
6.51 - 7.00	37	21,667,246	31.7	6.82	82.4	647
7.01 - 7.50	12	7,494,819	11.0	7.23	79.7	610
7.51 - 8.00	5	2,792,785	4.1	7.78	78.8	606
8.01 - 8.50	2	1,061,873	1.6	8.47	90.0	591
8.51 - 9.00	2	1,266,779	1.9	8.73	82.4	602
9.01 - 9.50	1	520,000	0.8	9.19	94.6	734
9.51 - 9.75	1	529,990	0.8	9.75	85.0	526
Total:	116	68,425,008	100.0	6.66	80.1	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
526 - 550	1	529,990	0.8	9.75	85.0	526
551 - 575	8	4,514,375	6.6	7.26	76.2	567
576 - 600	10	5,898,728	8.6	6.60	80.5	589
601 - 625	26	15,073,063	22.0	6.88	81.8	612
626 - 650	30	17,589,141	25.7	6.45	78.6	638
651 - 675	17	9,818,875	14.3	6.77	83.5	662
676 - 700	13	7,829,726	11.4	6.19	77.4	686
701 - 725	4	2,957,384	4.3	6.47	78.4	711
726 - 750	3	1,683,000	2.5	7.12	87.9	734
751 - 775	3	1,844,726	2.7	6.45	80.0	761
776 - 800	1	686,000	1.0	5.25	70.0	800
Total:	116	68,425,008	100.0	6.66	80.1	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
500,000 - 500,000	2	1,000,000	1.5	6.29	73.0	635
500,001 - 550,000	48	25,188,850	36.8	6.82	82.2	629
550,001 - 600,000	25	14,505,933	21.2	6.45	79.7	644
600,001 - 650,000	21	13,110,383	19.2	6.70	80.9	647
650,001 - 700,000	8	5,410,283	7.9	6.38	81.8	654
700,001 - 750,000	8	5,784,713	8.5	6.74	75.2	650
750,001 - 800,000	1	792,000	1.2	6.75	80.0	707
800,001 - 850,000	1	810,000	1.2	5.88	67.5	633
850,001 - 900,000	1	885,462	1.3	7.38	63.4	648
900,001 - 937,384	1	937,384	1.4	6.50	75.0	711
Total:	116	68,425,008	100.0	6.66	80.1	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
55.61 - 60.00	4	2,532,345	3.7	6.34	57.9	643
60.01 - 65.00	3	2,018,232	2.9	6.91	64.3	603
65.01 - 70.00	8	5,044,920	7.4	6.34	69.1	649
70.01 - 75.00	11	6,867,135	10.0	6.34	73.7	640
75.01 - 80.00	47	27,364,169	40.0	6.48	79.8	652
80.01 - 85.00	17	9,876,789	14.4	6.93	84.8	635
85.01 - 90.00	22	12,630,287	18.5	7.02	89.6	626
90.01 - 95.00	4	2,091,131	3.1	7.53	94.7	659
Total:	116	68,425,008	100.0	6.66	80.1	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	21	12,887,099	18.8	6.93	78.2	636
1.00	11	6,532,622	9.5	6.44	78.5	655
2.00	70	40,910,990	59.8	6.57	81.1	641
3.00	14	8,094,297	11.8	6.84	79.7	644
Total:	116	68,425,008	100.0	6.66	80.1	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	81	47,531,486	69.5	6.60	79.7	640
Reduced	18	10,913,397	15.9	6.78	82.9	641
Stated Income / Stated Assets	17	9,980,125	14.6	6.81	78.9	652
Total:	116	68,425,008	100.0	6.66	80.1	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	112	65,883,183	96.3	6.63	80.1	642
Investor	4	2,541,826	3.7	7.45	81.4	646
Total:	116	68,425,008	100.0	6.66	80.1	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	61	35,815,419	52.3	6.56	80.3	646
New York	9	5,326,627	7.8	6.64	80.5	662
Arizona	6	3,671,779	5.4	6.36	77.3	676
Florida	6	3,324,832	4.9	7.40	80.5	636
Illinois	5	3,174,511	4.6	6.69	84.6	633
Washington	5	2,951,035	4.3	6.64	82.0	626
Virginia	4	2,457,512	3.6	6.18	75.6	619
New Jersey	3	1,945,903	2.8	7.38	68.1	614
Maryland	3	1,783,816	2.6	6.45	82.9	635
Colorado	3	1,670,500	2.4	7.22	86.4	627
Michigan	3	1,590,408	2.3	7.09	78.8	606
Nevada	2	1,168,928	1.7	6.32	76.9	654
Hawaii	2	1,108,795	1.6	6.42	81.2	586
Oregon	1	792,000	1.2	6.75	80.0	707
Georgia	1	593,895	0.9	6.38	85.0	632
Other	2	1,049,048	1.5	8.14	82.5	572
Total:	116	68,425,008	100.0	6.66	80.1	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	42	25,026,383	36.6	6.65	81.6	656
Refinance - Rate Term	1	622,694	0.9	5.75	72.4	695
Refinance - Cashout	73	42,775,931	62.5	6.68	79.4	633
Total:	116	68,425,008	100.0	6.66	80.1	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	92	54,580,797	79.8	6.62	80.2	642
Arm 2/28 - Balloon 40/30	5	3,016,959	4.4	7.45	80.4	615
Arm 2/28 - Dual 40/30	2	1,020,172	1.5	5.91	82.5	662
Arm 3/27	3	1,780,000	2.6	7.10	88.4	636
Arm 5/25	6	3,404,882	5.0	6.55	75.8	668
Fixed Balloon 30/15	3	1,596,345	2.3	6.60	84.3	638
Fixed Rate	5	3,025,853	4.4	6.74	76.0	638
Total:	116	68,425,008	100.0	6.66	80.1	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	95	55,902,270	81.7	6.68	80.2	638
PUD	13	7,944,571	11.6	6.53	79.7	652
2 Family	4	2,205,652	3.2	6.28	79.2	684
3-4 Family	2	1,208,266	1.8	7.13	85.0	673
Condo	2	1,164,250	1.7	6.66	77.4	629
Total:	116	68,425,008	100.0	6.66	80.1	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.00 - 4.00	18	10,979,133	17.2	6.05	79.3	657
4.01 - 4.50	11	6,531,729	10.2	6.62	81.7	622
4.51 - 5.00	4	2,250,270	3.5	6.69	82.9	603
5.01 - 5.50	15	8,674,298	13.6	6.47	79.0	654
5.51 - 6.00	35	20,603,916	32.3	6.59	80.5	646
6.01 - 6.50	9	5,521,158	8.7	6.88	72.7	650
6.51 - 7.00	12	7,053,705	11.1	7.20	83.6	632
7.51 - 8.00	2	1,138,609	1.8	8.22	84.4	581
8.01 - 8.28	2	1,049,990	1.6	9.47	89.7	629
Total:	108	63,802,810	100.0	6.66	80.2	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	1	527,929	0.8	5.75	80.0	624
19 - 21	37	21,775,079	34.1	6.73	80.2	625
22 - 24	61	36,314,920	56.9	6.61	80.2	650
31 - 33	1	650,000	1.0	6.69	89.7	675
34 - 36	2	1,130,000	1.8	7.34	87.6	614
37 >=	6	3,404,882	5.3	6.55	75.8	668
Total:	108	63,802,810	100.0	6.66	80.2	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	9	5,194,937	8.1	5.78	76.1	687
11.51 - 12.00	9	5,575,146	8.7	6.00	77.7	670
12.01 - 12.50	24	13,935,401	21.8	6.38	81.6	635
12.51 - 13.00	29	16,869,466	26.4	6.66	79.4	641
13.01 - 13.50	14	9,149,150	14.3	6.78	75.7	631
13.51 - 14.00	15	8,483,607	13.3	7.00	84.6	632
14.01 - 14.50	2	1,143,332	1.8	7.43	89.3	646
14.51 - 15.00	2	1,144,609	1.8	8.14	83.2	588
15.01 - 15.50	1	535,000	0.8	8.50	89.9	619
15.51 - 16.00	1	722,170	1.1	8.79	85.0	641
16.01 - 16.50	2	1,049,990	1.6	9.47	89.7	629
Total:	108	63,802,810	100.0	6.66	80.2	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.50	3	1,834,000	2.9	5.33	74.6	706
5.51 - 6.00	19	11,119,612	17.4	5.89	76.8	652
6.01 - 6.50	33	19,826,497	31.1	6.39	79.6	644
6.51 - 7.00	33	19,417,760	30.4	6.82	82.3	651
7.01 - 7.50	10	5,960,387	9.3	7.21	81.2	599
7.51 - 8.00	5	2,792,785	4.4	7.78	78.8	606
8.01 - 8.50	2	1,064,990	1.7	9.12	87.5	573
8.51 - 9.00	2	1,266,779	2.0	8.73	82.4	602
9.01 - 9.50	1	520,000	0.8	9.19	94.6	734
Total:	108	63,802,810	100.0	6.66	80.2	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	3	1,522,400	2.4	7.63	84.8	674
2.00	26	15,388,908	24.1	6.70	80.6	641
3.00	74	44,079,553	69.1	6.62	80.3	640
5.00	5	2,811,948	4.4	6.51	73.9	664
Total:	108	63,802,810	100.0	6.66	80.2	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	78	46,309,516	72.6	6.61	79.3	641
1.50	4	2,122,895	3.3	7.45	86.2	653
2.00	26	15,370,399	24.1	6.67	82.0	644
Total:	108	63,802,810	100.0	6.66	80.2	642

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	44	25,780,493	37.7	6.88	79.5	621
24	2	1,047,929	1.5	7.46	87.2	679
36	1	650,000	0.9	6.69	89.7	675
60	64	38,086,287	55.7	6.51	80.2	653
120	5	2,860,300	4.2	6.40	79.8	666
Total:	116	68,425,008	100.0	6.66	80.1	642